UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2021

NATURALSHRIMP INCORPORATED
(Exact name of Registrant as specified in its charter)

Nevada	000-54030	74-3262176
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15150 Preston Road, Suite #300
Dallas, Texas 75248
(Address of principal executive offices, including zip code)

(866) 351-5907
(Registrant’s telephone number, including area code)

Check the appropriate box below if the 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01. Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On April 14, 2021, NaturalShrimp Incorporated (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with an accredited investor (the “Purchaser”), for the offering (the “Offering”) of (i) $5,000,000 worth of common stock (“Shares”), par value $0.0001 per share, of the Company (“Common Stock”); at a per share purchase price of $0.55 per Share (ii) common stock purchase warrants (“Warrants”) to purchase up to an aggregate of 10,000,000 shares of Common Stock, which are exercisable for a period of five years after issuance at an initial exercise price of $0.75 per share, subject to certain adjustments, as provided in the Warrants; and (iii) 1,000,000 shares of Common Stock (the “Commitment Shares”). Pursuant to the Purchase Agreement, the Purchaser is purchasing the Shares, accompanying Warrants and Commitment Shares for an aggregate purchase price of $5,000,000. The number of shares of common stock outstanding immediately after the Offering was 573,280,090 shares (excluding the exercise of the warrants offered in the Offering). The Company expects to receive approximately $4,925,000 in net proceeds from the Offering before exercise of the Warrants and after deducting the discounts, commissions, and other estimated offering expenses payable by the Company. The Company expects to use the net proceeds from the Offering to redeem 2,450 shares of Series D Preferred Stock in the aggregate amount of $3,658,800, for working capital and for general corporate purposes.

The Shares, the accompanying Warrants and Commitment Shares will be issued to the Purchaser in a registered direct offering (the “Registered Offering”), pursuant to which the Shares, the Warrants, the Commitment Shares and the shares of Common Stock issuable upon exercise of the Warrants, will all be registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a prospectus supplement to the Company’s currently effective registration statement on Form S-3 (File No. 333-253953), which was initially filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 5, 2021, and was declared effective on March 22, 2021 (the “Shelf Registration Statement”). A prospectus supplement for the Offering will be filed on April 15, 2021 and will be available on the SEC’s web site at http://www.sec.gov.

The Purchase Agreement contains customary representations, warranties and agreements by the Company and the other parties thereto, customary conditions to closing, indemnification obligations of the parties, including for liabilities under the Securities Act and other obligations of the parties.

Further, pursuant to the terms of the Purchase Agreement, from the date thereof until the date that is the twelve-month anniversary of the closing of the Offering, upon any issuance by the Company or any of its subsidiaries of Common Stock or Common Stock Equivalents for cash consideration, indebtedness or a combination of units thereof (a “Subsequent Financing”), each Purchaser shall have the right to participate in up to an amount of the Subsequent Financing equal to 100% of the Subsequent Financing on the same terms, conditions and price provided for in the Subsequent Financing.

Share Exchange Agreement

On April 14, 2021, the Company, entered into a share exchange agreement (the “Exchange Agreement”) with a holder of the Series D Preferred Stock, whereby, at the closing of the Offering, the Holder has agreed to exchange an aggregate of 3,600 shares of the Company’s Series D Preferred Stock, par value $0.0001 per share (the “Series D Preferred Stock”) into approximately 3,739.63 shares of the Company’s Series E Convertible Preferred stock, par value $0.0001 (the “Series E Preferred Stock”). In connection with the Exchange Agreement, the Company has filed a Certificate of Designation of Preferences of the Series E Convertible Preferred Stock with the State of Nevada.

The foregoing description of the Purchase Agreements, the Exchange Agreement and the Warrants are qualified in their entirety by reference to the full text of such Purchase Agreement, Exchange Agreement, and Warrants, the forms of which are attached as Exhibits 10.1, 10.2, and 4.1, respectively, to this Current Report on Form 8-K (this “Form 8-K”), and which are incorporated herein in their entirety by reference. The Company is filing the opinion of its counsel, Lucosky Brookman LLP, relating to the legality of the issuance and sale of the Shares, the Commitment Shares and the Warrants as Exhibit 5.1 hereto. Exhibit 5.1 is incorporated herein by reference and into the Shelf Registration Statement.

This Form 8-K contains forward-looking statements. Forward-looking statements include, but are not limited to, statements that express the Company’s intentions, beliefs, expectations, strategies, predictions, or any other statements related to the Company’s future activities, or future events or conditions. These statements are based on current expectations, estimates and projections about the Company’s business based, in part, on assumptions made by its management. These statements are not guarantees of future performances and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in the forward-looking statements due to numerous factors, including those risks discussed in documents that the Company files from time to time with the SEC. Any forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date of this Form 8-K, except as required not by law.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

The Series E Preferred Stock are not registered under the Securities Act, but qualified for exemption under Section 4(a)(2) and/or Regulation D of the Securities Act. The securities were exempt from registration under Section 4(a)(2) of the Securities Act because the issuance of such securities by the Company did not involve a “public offering,” as defined in Section 4(a)(2) of the Securities Act, due to the insubstantial number of persons involved in the transaction, size of the offering, manner of the offering and number of securities offered. The Company did not undertake an offering in which it sold a high number of securities to a high number of investors. In addition, the Holder had the necessary investment intent as required by Section 4(a)(2) of the Securities Act since the Holder agreed to, and received, the securities bearing a legend stating that such securities are restricted pursuant to Rule 144 of the Securities Act. This restriction ensures that these securities would not be immediately redistributed into the market and therefore not be part of a “public offering.” Based on an analysis of the above factors, the Company has met the requirements to qualify for exemption under Section 4(a)(2) of the Securities Act.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth in Item 1.01 and Item 3.02 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

On April 14, 2021, the Secretary of State of the State of Nevada delivered confirmation of the effective filing of the Company’s Certificate of Designations of the Series E Preferred Stock, which established 10,000 shares of the Company’s Series E Preferred Stock, having such designations, rights and preferences as set forth therein (the “Series E Designation”).

The shares of Series E Preferred Stock have a stated value of $1,200 per share (the “Series E Stated Value”) and are convertible into Common Stock at the election of the holder of the Series E Preferred Stock at any time at a price of $0.35 per share, subject to adjustment (the “Conversion Price”). The Series E Preferred Stock is convertible into that number of shares of Common Stock determined by dividing the Series E Stated Value (plus any and all other amounts which may be owing in connection therewith) by the Conversion Price, subject to certain beneficial ownership limitations.

Each holder of Series E Preferred Stock shall be entitled to receive, with respect to each share of Series E Preferred Stock then outstanding and held by such holder, dividends at the rate of twelve percent (12%) per annum, payable quarterly (the “Preferred Dividends”).

The holders of Series E Preferred Stock rank senior to the Common Stock and Common Stock Equivalents (as defined in the Series E Designation) with respect to payment of dividends and rights upon liquidation and will vote together with the holders of the Common Stock on an as-converted basis, subject to beneficial ownership limitations, on each matter submitted to a vote of holders of Common Stock (whether at a meeting of shareholders or by written consent).

The Series E Designation are subject to certain Registration Rights, whereby if the Corporation does not complete a market listing to the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market or the New York Stock Exchange (or any successors to any of the foregoing) within one hundred twenty (120) calendar days from the issuance of the Series E Preferred Stock, the Company will, within ten (10) calendar days, file a registration statement covering the shares of Common Stock underlying the Series E Preferred Shares. Additionally, the Company will include the shares of Common Stock underlying the Series E Preferred Shares in any registration statement which shall be hereafter filed by the Company, subject to certain requirements, as noted in the Series E Designation.

The foregoing description of the Series E Designation does not purport to be complete and is subject to, and qualified in its entirety by the Series E Designation, a copy of which is attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 1.01, Item 3.02, and Item 3.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Certificate of Designations of the Series E Convertible Preferred Stock

4.1	Form of Warrant

5.1	Opinion of Lucosky Brookman LLP

10.1	Form of Securities Purchase Agreement, dated as of April 14, 2021, by and between the Company and the Purchaser

10.2	Form of Exchange Agreement, dated as of April 14, 2021 by and between the Company and a holder of the Series D Preferred Stock

23.1	Consent of Lucosky Brookman LLP (contained in Exhibit 5.1 hereto)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NATURALSHRIMP INCORPORATED

Date: April 15, 2021	By:	/s/ Gerald Easterling
	Name:	Gerald Easterling
	Title:	Chief Executive Officer